SUPPLEMENT DATED MAY 3, 2023
            TO THE VARIABLE ANNUITY PROSPECTUS DATED MAY 1, 2023
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                AMERICAN GENERAL LIFE INSURANCE COMPANY

                     VARIABLE ANNUITY ACCOUNT TEN
                      Advanced Outcomes Annuity
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    The purpose of this supplement is to notify owners of the variable annuity contracts listed above of the expected liquidation of the Milliman 1-Year Buffered S&P 500 & MSCI EAFE with Stacker Cap Outcome Fund - Feb, the Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Apr (I), and the Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jul (I) (collectively, the "Portfolios"). On March 29, 2023, the Board of Trustees of the Milliman Variable Insurance Trust (the "Trust") approved the liquidation of the Portfolios. Please check your most recent quarterly statement or login to your account online to determine if you are currently invested in any of the Portfolios.

   The liquidation is expected to be completed on or about August 1, 2023 (the "Liquidation Date"). On the Liquidation Date, funds invested in the Portfolios will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds will be transferred into the Milliman Money Market Fund (the "Money Market Fund").

   Please note that American General Life Insurance Company (the "Company") must receive instructions from you to transfer your contract value out of the Portfolios prior to the Transaction Cutoff (as defined in the prospectuses) of the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Money Market Fund. Existing instructions or instructions received after the Transaction Cutoff on the Liquidation Date for transfers out of the Portfolios will be automatically directed to the Money Market Fund. You may give us instructions to transfer your contract value to another investment option by completing a transfer request online by logging in at www.corebridgefinancial.com/annuities or you can call our Annuity Service Center at (877) 445-1261. Please refer to your fund prospectus for information regarding the investment options. Additional fund prospectus copies can be obtained by calling (855) 421-2692.

   If you are invested in any of the Portfolios, you should be aware that if the Liquidation Date occurs before the term end date of any of the Portfolios, your investment may not experience the full effect of the applicable parameters and the specified outcomes of the Portfolios may not be realized. There is no guarantee that any Portfolio will achieve its specified outcome prior to the Liquidation Date.

   Neither our automatic transfer of the liquidated proceeds to the Money Market Fund, nor your transfer of assets out of the Portfolios prior to the Liquidation Date or out of the Money Market Fund within 60 days after the liquidation, will count against the free transfers that you are permitted to make each year or for the purposes of the U.S. Mail Policy.
Should you have any questions, you may contact our Annuity Service Center at
(877) 445-1262.

      Capitalized terms and certain other terms used in this supplement have the meanings assigned to them in your prospectus, unless otherwise defined in this supplement

             Please keep this supplement with your prospectus